                                                                   Exhibit 99.02

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                  10 1/2% SENIOR SUBORDINATED NOTES DUE 2009

                           ISSUED ON APRIL 30, 1999
                                      OF
                       BUILDING ONE SERVICES CORPORATION

                        Exchange Note Cusip: 120114AC7

  As set forth in the prospectus dated      , 1999, of Building One Services
Corporation (the "Company") and in the accompanying Letter of Transmittal and instructions thereto, this form or a substantially equivalent form must be used to accept the Company's offer to exchange all of its outstanding 10 1/2% Senior Subordinated Notes due 2009 that were issued on April 30, 1999 (the "Original Notes") for its 10 1/2% Senior Subordinated Notes due 2009 which have been registered under the Securities Act of 1933, as amended, if:

  . certificates for the Original Notes are not immediately available; or

  . if the Original Notes, the Letter of Transmittal or any documents required thereby cannot be delivered to IBJ Whitehall Bank & Trust Company, the exchange agent, prior to 5:00 p.m. on the expiration date of the exchange offer; or

  . the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City time, on the expiration date.

  This form may be delivered by an eligible institution (as defined in the prospectus) by hand or transmitted by facsimile transmission, overnight courier or mail to the exchange agent as set forth below.

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      ,
1999, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                                Exchange Agent:

                      IBJ WHITEHALL BANK & TRUST COMPANY

               By Mail:                      By Hand/Overnight Courier:


  IBJ Whitehall Bank & Trust Company     IBJ Whitehall Bank & Trust Company
              P.O. Box 84                         One State Street
         Bowling Green Station                   New York, NY 10004
        New York, NY 10274-0084         Attn.: Securities Processing Window,
    Attn: Reorganization Operations             Subcellar One, (SC-1)

                          By Facsimile Transmission:
                       (for Eligible Institutions Only)
                                (212) 858-2611

                               For Information:
                                (212) 858-2103

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS
    VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID
      DELIVERY. ORIGINALS  OF ALL DOCUMENTS SENT BY  FACSIMILE SHOULD BE
        SENT  PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND  OR BY
           OVERNIGHT DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL TO BE USED TO TENDER ORIGINAL NOTES IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to Building One Services Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the
conditions set forth in the prospectus dated      , 1999 and the related
Letter of Transmittal (which together constitute the Company's exchange offer), receipt of which is hereby acknowledged, Original Notes pursuant to the guaranteed delivery procedures set forth in Instruction 1 of the Letter of Transmittal.

  The undersigned understands that tenders of Original Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Original Notes pursuant to the exchange offer may be withdrawn only in accordance with the procedures described under the caption "Exchange Offer--Withdrawal of Tenders" in the prospectus.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURE MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Original
Notes (if available):


_____________________________________

                                          _____________________________________
                                                        Address:

_____________________________________
Principal Amount of Original Notes:

                                          _____________________________________
                                             Area Code and Telephone Number:

_____________________________________
Name(s) of Record Holder(s):

                                          _____________________________________

_____________________________________

                                          _____________________________________
                                                      Signature(s):

_____________________________________


If Original Notes will be delivered
by book-entry transfer at The             Dated: ______________________________
Depository Trust Company, please
check box: [_]

                                          DTC Participant Number: _____________

  This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Original Notes exactly as its (their) name(s) appear on certificates for Original Notes or on a security position listing as the owner of the Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

NAME(S):   ____________________________________________________________________

           ____________________________________________________________________

CAPACITY:  ____________________________________________________________________

ADDRESS(ES):
           ____________________________________________________________________

           ____________________________________________________________________

           ____________________________________________________________________

                                   GUARANTEE
                   (Not to be Used for Signature Guarantee)

  The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange of 1934, as amended, hereby:

  . represents that the above named person(s) "own(s)" the Original Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended;

  . represents that the tender of such Original Notes complies with Rule 14e-
    4 under the Securities Exchange Act of 1934, as amended; and

  . guarantees that delivery to the exchange agent of certificates for the Original Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the exchange agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other required documents, will be received by the exchange agent at one of its addresses set forth above within three business days after the Expiration Date.

THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

_____________________________________     _____________________________________
    Name of Firm: (Please Print)

                                                  Authorized Signature:

_____________________________________     _____________________________________
     Address: (Include Zip Code)

                                                          Name:

_____________________________________     _____________________________________
  (Area Code and Telephone Number)

                                                         Title:
Dated: ______________________  , 1999

  NOTE: DO NOT  SEND  OUTSTANDING NOTES  WITH THIS  FORM.  OUTSTANDING NOTES
    SHOULD  BE SENT  WITH  YOUR LETTER  OF TRANSMITTAL  SO  THAT THEY  ARE
       RECEIVED BY THE EXCHANGE AGENT  WITHIN THREE NASDAQ STOCK MARKET
         TRADING DAYS AFTER THE EXPIRATION DATE.